UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                              November 20, 2009
              ------------------------------------------------
              Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter

         Colorado                 000-19333                84-1176672
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


           Box 566/1774 Summitview Way, Crestone, Colorado 81131
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code

                                (212) 758-6622
             --------------------------------------------------
             Registrant's Telephone Number, Including Area Code

                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 20, 2009, the Company was informed that Mr. Salvatore Zizza had agreed to exercise his option to continue his Master Sublease on the Company's NYC office space for the balance of the term of the underlying lease. The Company will 'sub-sub lease' a single office in the suite for the sum of $1,000 per month for the balance of the lease term. (See Exhibit 10.1)

ITEM 7.01  REGULATION FD DISCLOSURE.

     On December 10, 2009 the Town Board of Schroeppel unanimously adopted the resolution attached hereto as Exhibit 10.2 related to our proposed Integrated Project in Oswego County, New York. On December 14, 2009 the Company issued the press release set forth at Exhibit 99.1 related to this matter.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

     Exhibit 10.1 Zizza notice re Master Sublease option exercise (November 20, 2009)

     Exhibit 10.2  Town of Schroeppel resolution (December 10, 2009)

     Exhibit 99.1  Press Release (December 14, 2009)


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Bion Environmental Technologies, Inc.



Date:  December 15, 2009             By:/s/ Mark A. Smith
                                        Mark A. Smith, President